                                                                  EXHIBIT 10.5.2

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------


          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated
                                                          ---------
as of the 17th day of September, 1996, among Jones Cable Holdings, Inc. (the "Borrower"), the Restricted Subsidiaries of the Borrower from time to time
---------
parties to the Credit Agreement, Nationsbank of Texas, N.A., individually as a Lender and as the Administrative Agent and the other Lenders party hereto.

                                  WITNESSETH:
                                  ----------

          A. On October 31, 1995, the Borrower, the Restricted Subsidiaries of the Borrower at such time, NationsBank, individually as a Lender and as the Administrative Agent, and the other Lenders party thereto (the "Original
                                                                --------
Lenders"), entered into that certain Credit Agreement (the "Credit Agreement")
-------                                                     ----------------
 providing for a $500,000,000 credit facility.

          B. The Borrower has requested an increase in the amount of the Total Commitment from $500,000,000 to $600,000,000 and has requested certain other modifications to the Credit Agreement.

          C.   The Lenders party to this Amendment (the "New Lenders") have
                                                         -----------
agreed to increase the Total Commitment by $100,000,000 for a Total Commitment of $600,000,000 under the Credit Agreement and to make certain other amendments to the Credit Agreement, subject to the Borrower's and the Restricted Subsidiaries' compliance with the representations, warranties, covenants and other terms and conditions set forth herein.

          NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree hereby as follows:

     1.   Certain Definitions and Terms.  All capitalized terms used herein and
          -----------------------------
not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

     2.   Amendment of Certain Definitions.
          --------------------------------

          (a) The definition of "Applicable Margin" set forth in Section 1 of
                                                                 ---------
      the Credit Agreement is hereby deleted in its entirety and is replaced with the following in lieu thereof:

               "Applicable Margin":  at the time of any determination thereof,
                -----------------
          for purposes of all Loans, the margin of interest over the ABR or the Eurodollar Rate, as the case may be, which is applicable at the time of any determination of interest rates under this Agreement, which Applicable

     Margin shall be subject to adjustment (upwards or downwards, as appropriate) based on the Leverage Ratio, as follows:

------------------------------------------------------------------------------
                                     Applicable Margin   Applicable Margin for
          Leverage Ratio               for ABR Loans     Eurodollar Rate Loans
------------------------------------------------------------------------------
Greater than 5.00 to 1                     0.000%                  1.000%
------------------------------------------------------------------------------
Greater than or equal to 4.50 to 1
but less than or equal to 5.00 to 1        0.000%                  0.750%
------------------------------------------------------------------------------
Less than 4.50 to 1                        0.000%                  0.500%
------------------------------------------------------------------------------


     For the purposes of this definition, the Applicable Margin shall be determined as at the end of each of the first three quarterly periods of each fiscal year of the Borrower and as at the end of each fiscal year of the Borrower, based on the relevant financial statements delivered pursuant to Section 7.1(a) or (b) and the Compliance Certificate delivered pursuant to Section 7.2(b); changes in the Applicable Margin shall become effective on the date which is the earlier of (i) two Business Days after the date the Administrative Agent receives such financial statements and the corresponding Compliance Certificate and (ii) the 60th day after the end of each of the first three quarterly periods of each fiscal year or the 120th day after the end of each fiscal year, as the case may be, and shall remain in effect until the next change to be effected pursuant to this definition; provided, that (a) until the first such financial statements and Compliance Certificate are delivered after the date hereof, the Applicable Margin shall be determined by reference to the Leverage Ratio set forth in the Closing Certificate delivered to the Administrative Agent pursuant to
     Section 6.1(b) and (b) if any financial statements or the Compliance Certificate referred to above are not delivered within the time periods specified above, then, for the period from and including the date on which such financial statements and Compliance Certificate are required to be delivered to but not including the date on which such financial statements and Compliance Certificate are delivered, then the Applicable Margin as at the end of the fiscal period that would have been covered thereby shall be deemed to be the Applicable Margin which would be applicable when the Leverage Ratio is greater than 5.00 to 1.00."

          (b) The definition of "Total Commitment" set forth in Section 1 of the
                                                                ---------
     Credit Agreement is hereby deleted in its entirety and is replaced with the following in lieu thereof:

               "'Total Commitment': the sum of the Commitments (in each case, as
                 ----------------
          the same may be increased, reduced or otherwise adjusted from time to time as provided herein) not to exceed $600,000,000."

     3.   Upfront Fee for Increased Commitment.  The Borrower agrees hereby to
          ------------------------------------
pay to the Administrative Agent on the date of this Amendment, for the account of each Lender, a non-refundable upfront fee, for the $100,000,000 increase in the Total Commitment, equal to .20% of such $100,000,000 (the "Upfront Fee").
                                                               -----------
Upon the Administrative Agent's receipt of the Upfront Fee, the Administrative Agent shall pay to each New Lender its prorata share of the Upfront Fee based on such New Lender's prorata share of the $100,000,000 increase in the Total Commitment. The Borrower further acknowledges and agrees that the Upfront Fee
(i) shall be fully earned and non-refundable when paid and (ii) is separate from, and in addition to, the fees payable as set forth in Section 4.3 of the
                                                           -----------
Credit Agreement.

     4.   Restricted Subsidiaries.  The Borrower hereby designates Jones
          -----------------------
Communications of Arizona, Inc., Jones Communications of Georgia, Inc., Jones Telecommunications of Maryland, Inc. and Jones Telecommunications of Virginia, Inc., as Restricted Subsidiaries under the Credit Agreement.

     5.   Schedule 1.1 to the Credit Agreement is hereby deleted in its entirety
          ------------
and is replaced with the new Schedule 1.1 attached hereto and made a part
                             ------------
hereof.

     6.   Schedule 5.14 to the Credit Agreement is hereby deleted in its
          -------------
entirety and is replaced with the new Schedule 5.14 attached hereto and made a
                                      -------------
part hereof.

     7.   Schedule 5.25 to the Credit Agreement is hereby deleted in its
          -------------
entirety and is replaced with the new Schedule 5.25 attached hereto and made a
                                      -------------
part hereof.

     8.   Schedule 6.1(f) to the Credit Agreement is hereby deleted in its
          ---------------
entirety and is replaced with the new Schedule 6.1(f) attached hereto and made a
                                      ---------------
part hereof.

     9.   Conditions Precedent.  This Amendment shall not be effective until the
          --------------------
following matters have been satisfied to the reasonable satisfaction of Administrative Agent:

          (a) This Amendment shall have been duly executed and delivered to the Administrative Agent by the Borrower, the Restricted Subsidiaries of the Borrower and the New Lenders.

          (b) The Original Lenders shall have assigned their respective interests in the Credit Agreement and the other Loan Documents to the New Lenders pursu ant to Section 12.6(c) of the Credit Agreement and in the
                          ---------------
     form of the Assignment and Acceptance attached to the Credit Agreement as Exhibit A thereto.
     ---------

          (c) The Borrower shall (i) execute and deliver to each New Lender a promissory note in the form of Exhibit H to the Credit Agreement, with
                                    ---------
     appropriate insertions therein, dated the date hereof payable to the order of each New Lender in the aggregate principal amount of the Commitment of such Lender as reflected in the new Schedule 1.1 attached hereto; and (ii)
                                         ------------
     deliver to the Administrative Agent all of the certificates representing all of the shares of Capital Stock of Jones Communications of Arizona, Inc. and Jones Communications of Georgia, Inc., together with undated stock powers for each such certificate executed in blank by a duly authorized officer of the Borrower.

          (d) Jones Telecommunications of Maryland, Inc., Jones Telecommunications of Virginia, Inc., Jones Communications of Arizona, Inc. and Jones Communications of Georgia, Inc. shall have each executed and delivered to the Administrative Agent, a Pledge Agreement, in the form of Exhibit F to the Credit Agreement and shall have delivered stock
     ---------
     certificates representing all of the capital stock owned by such Restricted Subsidiary to the Administrative Agent, together with stock powers executed in blank in respect of such capital stock.

          (e) Legal counsel for the Borrower shall have delivered a legal opinion to Administrative Agent and the New Lenders (i) to the effect that this Amendment and the Pledge Agreements of Jones Telecommunications of Maryland, Inc., Jones Telecommunications of Virginia, Inc., Jones Communications of Arizona, Inc. and Jones Communications of Georgia, Inc. are legal and binding agreements enforceable against the parties party thereto in accordance with their terms; and (ii) opining to such other matters as Administrative Agent may reasonably request.

          (f) The Borrower shall have paid to the Administrative Agent, for pro-rata distribution to the New Lenders, the Upfront Fee.

          (g) The Borrower, Jones Telecommunications of Maryland, Inc., Jones Telecommunications of Virginia, Inc., Jones Communications of Arizona, Inc. and Jones Communications of Georgia, Inc. shall have each delivered to the Administrative Agent, resolutions from their respective Boards of Directors evidencing the authority of the Borrower, Jones Telecommunications of Maryland, Inc., Jones Telecommunications of Virginia, Inc., Jones Communications of Arizona, Inc. and Jones Communications of Georgia, Inc. to execute their respective documents as set forth herein, and to perform their respective obligations thereunder.

          (h) Jones Telecommunications of Maryland, Inc., Jones Telecommunications of Virginia, Inc., Jones Communications of Arizona, Inc. and Jones Communications of Georgia, Inc. shall have each delivered to the Administrative Agent (i) a copy of their respective Articles of Incorporation and all amendments thereto, accompanied by an original certificate issued by the Secretary of State of the State of incorporation of each such entity, dated within thirty days of the date of this Amendment, certifying that such copy is true, correct and complete; (ii) copies of its Bylaws and all amendments thereto; (iii) original certificates of existence and good standing issued by the appropriate officials of the State of incorporation and/or qualification of each such entity, dated within thirty days of the date of this Amendment; and (iv) an original executed Closing Certificate, dated as of the date of this Amendment, in the form of Exhibit J to the Credit Agreement.
                               ---------

     10.  Representations and Warranties. The Borrower and each of its
          ------------------------------
Restricted Subsidiaries represent and warrant to the Administrative Agent and the Lenders that (a) this Amendment and the Loan Documents executed in connection herewith have each been duly authorized, executed and delivered by the Borrower and each Restricted Subsidiary party hereto and thereto and constitute legal, valid, and binding obligations of the Borrower and each Restricted Subsidiary party hereto and thereto, enforceable against the Borrower and/or Restricted Subsidiary in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or general principles of equity, (b) both before and after giving effect to the transactions, consents and modifications contemplated herein, there exists no Default or Event of Default under the Credit Agreement,
(c) the representations and warranties of the Borrower and each of its Restricted Subsidiaries set forth in the Credit Agreement and the other Loan Documents to which each such entity is a party are true and correct as of the date of this Amendment as though made on and as of such date, except to the extent that such representations and warranties relate to the ownership of assets of the Borrower or a Restricted Subsidiary which have been transferred in accordance with Section 8.5 of the Credit Agreement, (d) the Borrower and each
                -----------
of its Restricted Subsidiaries has complied with all agreements and conditions to be complied with by each of them on or before the date of this Amendment under the Credit Agreement, the other Loan Documents and this Amendment, and (e) the Credit Agreement, as amended hereby, the other Loan Documents, as amended, remain in full force and effect, and are sufficient to grant a perfected security interest and lien in all Collateral described therein, securing payment and performance of the Obligations of the Borrower and its Restricted Subsidiaries under the Loan Documents, as amended hereby.

     11.  Further Assurances.  The Borrower, each of its Restricted Subsidiaries
          ------------------
shall execute and deliver such further consents, acknowledgments, agreements, documents, instruments, and certificates, in form and substance satisfactory to Lenders, as Lenders may deem necessary or appropriate in connection with this Amendment.

     12.  Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

     13.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND THE RIGHTS,
          -------------
OBLIGATIONS AND LIABILITIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) AND JUDICIAL DECISIONS OF THE STATE OF NEW YORK AND APPLICABLE FEDERAL LAW.

     14.  ENTIRE AGREEMENT.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER
          ----------------
LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXCEPT AS HEREIN EXPRESSLY MODIFIED, THE CREDIT AGREEMENT, THE LOAN DOCUMENTS AND ALL OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH SHALL CONTINUE IN FULL FORCE AND EFFECT.


     [Remainder of Page Intentionally Left Blank.  Signature Pages Follow.]

          IN WITNESS WHEREOF, this Amendment is executed as of the date first set forth above.

                                    JONES CABLE HOLDINGS, INC.



                                    By: /s/ J. Roy Pottle
                                       ------------------------------------
                                    Name: J. ROY POTTLE
                                         ----------------------------------
                                    Title: VICE PRESIDENT/TREASURER
                                          ---------------------------------


          By their execution hereinbelow, each of the Restricted Subsidiaries agrees to be bound by each agreement, covenant, representation, warranty and term and condition contained in this Amendment, the Credit Agreement and the other Loan Documents which, by their terms, apply to the Restricted Subsidiaries.

                                    JONES COMMUNICATIONS OF VIRGINIA. INC.

                                    By: /s/ J. Roy Pottle
                                       ------------------------------------
                                    Name: J. ROY POTTLE
                                         ----------------------------------
                                    Title: VICE PRESIDENT/TREASURER
                                          ---------------------------------



                                    JONES COMMUNICATIONS OF
                                    COLORADO, INC.


                                    By: /s/ J. Roy Pottle
                                       ------------------------------------
                                    Name: J. ROY POTTLE
                                         ----------------------------------
                                    Title: VICE PRESIDENT/TREASURER
                                          ---------------------------------

                                    JONES COMMUNICATIONS
                                    OF MARYLAND, INC.


                                    By: /s/ J. Roy Pottle
                                       ------------------------------------
                                    Name: J. ROY POTTLE
                                         ----------------------------------
                                    Title: VICE PRESIDENT/TREASURER
                                          ---------------------------------




                                    JONES TELECOMMUNICATIONS OF
                                    MARYLAND, INC.



                                    By: /s/ J. Roy Pottle
                                       ------------------------------------
                                    Name: J. ROY POTTLE
                                         ----------------------------------
                                    Title: VICE PRESIDENT/TREASURER
                                          ---------------------------------



                                    JONES TELECOMMUNICATIONS OF
                                    VIRGINIA, INC.


                                    By: /s/ J. Roy Pottle
                                       ------------------------------------
                                    Name: J. ROY POTTLE
                                         ----------------------------------
                                    Title: VICE PRESIDENT/TREASURER
                                          ---------------------------------

                                    JONES COMMUNICATIONS OF ARIZONA,
                                    INC.


                                    By: /s/ J. Roy Pottle
                                       ------------------------------------
                                    Name: J. ROY POTTLE
                                         ----------------------------------
                                    Title: VICE PRESIDENT/TREASURER
                                          ---------------------------------

                                    JONES COMMUNICATIONS OF GEORGIA,
                                    INC.



                                    By: /s/ J. Roy Pottle
                                       ------------------------------------
                                    Name: J. ROY POTTLE
                                         ----------------------------------
                                    Title: VICE PRESIDENT/TREASURER
                                          ---------------------------------


                                    The Administrative Agent, the Documentation
                                    -------------------------------------------
                                    Agent and the Syndication Agent:
                                    -------------------------------

                                    NATIONSBANK OF TEXAS, N.A.,
                                    as the Administrative Agent and
                                    Documentation Agent


                                    By: [SIGNATURE APPEARS HERE]
                                       ------------------------------------
                                    Name: [NAME APPEARS HERE]
                                         ----------------------------------
                                    Title: Vice President
                                          ---------------------------------

                                    THE BANK OF NOVA SCOTIA,
                                    as the Syndication Agent


                                    By: /s/ Margot C. Bright
                                       ------------------------------------
                                    Name: Margot C. Bright
                                         ----------------------------------
                                    Title: Authorized Signatory
                                          ---------------------------------

                                    The Managing Agents and the Lenders:
                                    -----------------------------------

                                    NATIONSBANK OF TEXAS, N.A., as
                                    Managing Agent and as a Lender



                                    By: [SIGNATURE APPEARS HERE]
                                       ------------------------------------
                                    Name: [NAME APPEARS HERE]
                                         ----------------------------------
                                    Title: Vice President
                                          ---------------------------------

                                    THE BANK OF NOVA SCOTIA, as Managing
                                    Agent and as a Lender



                                    By: /s/ Margot C. Bright
                                       ------------------------------------
                                    Name: Margot C. Bright
                                         ----------------------------------
                                    Title: Authorized Signatory
                                          ---------------------------------

                                    The Co-Agents and the Lenders:
                                    -----------------------------

                                    CORESTATES BANK, N.A.,
                                    as a Co-Agent and as a Lender



                                    By: /s/ Lynae S. Young
                                       ------------------------------------
                                    Name: Lynae S. Young
                                         ----------------------------------
                                    Title:      AVP
                                          ---------------------------------

                                    PNC BANK, NATIONAL ASSOCIATION,
                                    as a Co-Agent and as a Lender

                                    By: /s/ Thomas P. Carden
                                       ------------------------------------
                                    Name: Thomas P. Carden
                                         ----------------------------------
                                    Title: Vice President
                                          ---------------------------------

                                    ROYAL BANK OF CANADA,
                                    as a Co-Agent and as a Lender


                                    By: [SIGNATURE APPEARS HERE]
                                       ------------------------------------
                                    Name: [NAME APPEARS HERE]
                                         ----------------------------------
                                    Title: [TITLE APPEARS HERE]
                                          ---------------------------------



CREDIT LYONNAIS                     CREDIT LYONNAIS CAYMAN
NEW YORK BRANCH,                    ISLAND BRANCH,
as a Co-Agent and as a Lender       as a Co-Agent and as a Lender



By: /s/ James E. Morris             By: /s/ James E. Morris
   ------------------------            ---------------------------------
Name: JAMES E. MORRIS               Name: JAMES E. MORRIS
     ----------------------              -------------------------------
Title: VICE PRESIDENT               Title: AUTHORIZED SIGNATURE
      ---------------------               ------------------------------



                                    SOCIETE GENERALE,
                                    as a Co-Agent  and as a Lender


                                    By: /s/ Mark Vigil
                                       ---------------------------------
                                    Name: Mark Vigil
                                         -------------------------------
                                    Title: VICE PRESIDENT
                                          ------------------------------


                                    CHEMICAL BANK (n/k/a THE CHASE
                                    MANHATTAN BANK,
                                    as a Lender

                                    By: /s/ Ann B. Kerns
                                       ---------------------------------
                                    Name: Ann B. Kerns
                                         -------------------------------
                                    Title: VICE PRESIDENT
                                          ------------------------------

                                         MELLON BANK, N.A.,
                                         as a Lender


                                         By: /s/ Stephen R. Viche
                                            ---------------------------------
                                         Name: Stephen R. Viche
                                              -------------------------------
                                         Title: VICE PRESIDENT
                                               ------------------------------


TORONTO DOMINION (TEXAS), INC.,          THE TORONTO-DOMINION BANK,
as a Lender                              as a Lender


By: /s/ Frederic B. Hawley               By: /s/ Frederic B. Hawley
   ---------------------------------        ---------------------------------
Name: Frederic Hawley                    Name: Frederic B. Hawley
     -------------------------------          -------------------------------
Title: VICE PRESIDENT                    Title: [TITLE APPEARS HERE]
      ------------------------------           ------------------------------

                                         SHAWMUT BANK
                                         n/k/a FLEET BANK, N.A.
                                         as a Lender



                                         By: /s/ Roselyn Reid
                                            ---------------------------------
                                         Name: Roselyn Reid
                                              -------------------------------
                                         Title: Vice President
                                               ------------------------------

                                    BANQUE PARIBAS,
                                    as a Lender



                                    By: /s/ Sonia Isaacs
                                       --------------------------------------
                                    Name: Sonia Isaacs
                                         ------------------------------------
                                    Title: Vice President
                                          -----------------------------------


                                    By: /s/ Harry Collyns
                                       --------------------------------------
                                    Name: Harry Collyns
                                         ------------------------------------
                                    Title: Vice President
                                          -----------------------------------


                                    NATIONAL WESTMINSTER BANK
                                    n/k/a FLEET BANK, N.A.,
                                    as a Lender



                                    By: /s/ Roselyn Reid
                                       --------------------------------------
                                    Name: Roselyn Reid
                                         ------------------------------------
                                    Title: Vice President
                                          -----------------------------------


                                    COLORADO NATIONAL BANK,
                                    as a Lender



                                    By: /s/ Leslie M. Kelly
                                       --------------------------------------
                                    Name: Leslie M. Kelly
                                         ------------------------------------
                                    Title: Vice President
                                          -----------------------------------


                                    THE FIRST NATIONAL BANK OF
                                    MARYLAND,
                                    as a Lender



                                    By: /s/ W. Blake Hampson
                                       --------------------------------------
                                    Name: W. BLAKE HAMPSON
                                         ------------------------------------
                                    Title: VICE PRESIDENT
                                          -----------------------------------

                                       DRESDNER BANK AG,
                                       New York and Grand Cayman Branches
                                       as a Lender



                                       By: /s/ Jane A. Majeski
                                          -----------------------------------
                                       Name: JANE A. MAJESKI
                                            ---------------------------------
                                       Title: VICE PRESIDENT
                                             --------------------------------

                                       By: /s/ Brian Haughney
                                          -----------------------------------
                                       Name: Brian Haughney
                                            ---------------------------------
                                       Title: Assistant Treasurer
                                             --------------------------------


                                       THE INDUSTRIAL BANK OF JAPAN,
                                       LIMITED, LOS ANGELES AGENCY,
                                       as a Lender



                                       By: /s/ Takahide Akiyama
                                          -----------------------------------
                                       Name: Takahide Akiyama
                                            ---------------------------------
                                       Title: Joint General Manager
                                             --------------------------------


                                       ABN AMRO BANK N.V.,
                                       as a Lender



By: /s/ Mary L. Honda                  By: /s/ James J. Johnston
   ---------------------------------      -----------------------------------
Name: MARY L. HONDA                    Name: JAMES J. JOHNSTON
     -------------------------------        ---------------------------------
Title: VICE PRESIDENT                  Title: VICE PRESIDENT
      ------------------------------         --------------------------------

                                    THE LONG-TERM CREDIT BANK OF
                                    JAPAN, LTD., Los Angeles Agency
                                    as a Lender



                                    By: /s/ T. Morgan Edwards II
                                       --------------------------------------
                                    Name: T. Morgan Edwards II
                                         ------------------------------------
                                    Title: Deputy General Manager
                                          -----------------------------------


                                    BANQUE NATIONALE DE PARIS,
                                    as a Lender



                                    By: /s/ C. Bettles
                                       --------------------------------------
                                    Name: C. BETTLES
                                         ------------------------------------
                                    Title: Sr. V.P. & Manager
                                          -----------------------------------


                                    By: /s/ Janice Ho
                                       --------------------------------------
                                    Name: JANICE HO
                                         ------------------------------------
                                    Title: Vice President
                                          -----------------------------------


                                    THE FUJI BANK, LIMITED
                                    as a Lender



                                    By: [SIGNATURE APPEARS HERE]
                                       --------------------------------------
                                    Name: [NAME APPEARS HERE]
                                         ------------------------------------
                                    Title: JOINT GENERAL MANAGER
                                          -----------------------------------


                                    THE SUMITOMO BANK, LTD. -
                                    CHICAGO BRANCH
                                    as a Lender



                                    By: /s/ Hiroyuki Iwami
                                       --------------------------------------
                                    Name: HIROYUKI IWAMI
                                         ------------------------------------
                                    Title: JOINT GENERAL MANAGER
                                          -----------------------------------

                                    CRESTAR BANK, N.A.,
                                    as a Lender



                                    By: [SIGNATURE APPEARS HERE]
                                       --------------------------------------
                                    Name: [NAME APPEARS HERE]
                                         ------------------------------------
                                    Title: Vice President
                                          -----------------------------------

                                                                           [NEW]
                                                                    Schedule 1.1


                     Commitments and Addresses of Lenders
                     ------------------------------------


--------------------------------------------------------------------------------
                                                                  Specified
NAME AND ADDRESS OF LENDER                  Commitment            Percentage
--------------------------------------------------------------------------------
NationsBank of Texas, N.A.                 $37,600,000           6.266666667%
901 Main Street, 64th Floor
Dallas, Texas 75202
Attn: David G. James
Fax: (214) 508-9390
--------------------------------------------------------------------------------
The Bank of Nova Scotia                    $37,600,000           6.266666667%
One Liberty Plaza
New York, New York 10006
Attn: Margot Bright
Fax: (212) 225-5091
--------------------------------------------------------------------------------
Fleet Bank, N.A.                           $37,600,000           6.266666667%
175 Water Street, 28th Floor
New York, New York 10038
Attn: Roselyn Reid
Fax: (212) 602-2663
--------------------------------------------------------------------------------
CoreStates Bank, N.A.                      $32,400,000           5.400000000%
1339 Chestnut Street
FC 1-8-11-28
Philadelphia, PA 19107
Attn: Phil Harrison
Fax: (215) 786-7721
--------------------------------------------------------------------------------
Credit Lyonnais New York Branch            $32,400,000           5.400000000%
1301 Avenue of the Americas, 18th Floor
New York, New York 10019
Attn: Jim Morris
Fax: (212) 261-3318
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                Specified
NAME AND ADDRESS OF LENDER                Commitment           Percentage
--------------------------------------------------------------------------------
PNC Bank, National Association         $32,400,000         5.400000000%
100 South Broad Street, 9th Floor
Philadelphia, PA 19110
Attn:  Tom Carden
Fax:  (215) 585-6680
--------------------------------------------------------------------------------
Royal Bank of Canada                   $32,400,000         5.400000000%
Financial Square, 23rd Floor
New York, New York 10005
Attn:  Eduardo Salazar
Fax:  (212) 428-6460
--------------------------------------------------------------------------------
Societe Generale                       $32,400,000         5.400000000%
1221 Avenue of the Americas
New York, New York 10020
Attn:  Mark Vigil
Fax:  (212) 278-6240
--------------------------------------------------------------------------------
Banque Paribas                         $28,800,000         4.800000000%
2029 Century Park East
Suite 3900
Los Angeles, CA 90067
Attn:  John Acker
Fax:  (310) 556-8759
--------------------------------------------------------------------------------
The Chase Manhattan Bank               $28,800,000         4.800000000%
One Chase Manhattan Plaza, 4th Floor
New York, New York 10081
Attn:  Ann B. Kerns
Fax:  (212) 552-0259
--------------------------------------------------------------------------------
Mellon Bank, N.A.                      $28,800,000         4.800000000%
1 Mellon Bank Center
AIM 151-4440
Pittsburgh, PA 15258
Attn:  Stephen Viehe
Fax:  (412) 234-6375
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Specified
NAME AND ADDRESS OF LENDER                          Commitment       Percentage
--------------------------------------------------------------------------------
Toronto Dominion (Texas), Inc.                   $28,800,000       4.800000000%
31 West 52nd Street
New York, New York 10019
Attn:  Robert Stevens
Fax:  (212) 262-1928

and notices to:

Toronto Dominion (Texas), Inc.
909 Fannin Street, 17th Floor
Houston, Texas 77010
Attn:  Lisa Allison
Fax:  (713) 951-9921
--------------------------------------------------------------------------------
The Long-Term Credit Bank of Japan, Ltd.,        $24,000,000       4.000000000%
Los Angeles Agency
350 South Grand Avenue
Suite 3000
Los Angeles, CA 90071
Attn:  Tomioka Takaomi
Fax:  (213) 622-6908
--------------------------------------------------------------------------------
ABN AMRO Bank N.V.                               $24,000,000       4.000000000%
135 South LaSalle
Suite 425
Chicago, IL 60674-9135
Attn:  Joanna Riopelli
Fax:  (312) 606-8425
--------------------------------------------------------------------------------
Dresdner Bank AG                                 $24,000,000       4.000000000%
New York and Grand Cayman Branches
75 Wall Street
New York, New York 10005
Attn:  Jane Majeski
Fax:  (212) 429-2129
--------------------------------------------------------------------------------
The Fuiji Bank, Limited                          $24,000,000       4.000000000%
333 South Grand Avenue
Los Angeles, CA 90071
Attn:  Elizabeth Wiialen
Fax:  (213) 253-4198
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                    Specified
NAME AND ADDRESS OF LENDER                     Commitment           Percentage
--------------------------------------------------------------------------------
The Industrial Bank of Japan, Limited          $24,000,000        4.000000000%
Los Angeles Agency
350 South Grand Avenue
Suite 1500
Los Angeles, California 90071
Attn: J. Blake Seaton
Fax: (213) 488-9840
--------------------------------------------------------------------------------
The Sumitomo Bank, Ltd. - Chicago Branch       $24,000,000        4.000000000%
233 South Wacker Drive
Suite 4800
Chicago, Illinois 60606-6448
Attn: Patrick Kennedy
Fax: (312) 876-6436
--------------------------------------------------------------------------------
Banque Nationale de Paris                      $18,000,000        3.000000000%
725 South Figueroa Street
Los Angeles, CA 90017
Attn: Janice Ho
Fax: (213) 488-9602
--------------------------------------------------------------------------------
The First National Bank of Maryland            $18,000,000        3.000000000%
25 South Charles Street, 18th Floor
Baltimore, Maryland 21201
Attn: Mark L. Cook
Fax:(410) 244-4746
--------------------------------------------------------------------------------
Crestar Bank, N.A.                             $18,000,000        3.000000000%
919 East Main Street
Richmond, VA 23219
Attn: Tom Palmer
Fax: (804) 782-5413
--------------------------------------------------------------------------------
Colorado National Bank                         $12,000,000        2.000000000%
918 17th Street, 2nd Floor
Denver, CO 80202
Attn: Leslie Kelly
Fax: (303) 585-4242
--------------------------------------------------------------------------------

                                      -4-

                                     [NEW]
                       SCHEDULE 5.14 TO CREDIT AGREEMENT

                          SUBSIDIARIES AND DESIGNATION
                          ----------------------------


Restricted Subsidiaries:

     Jones Communications of Colorado, Inc.
     Jones Communications of Maryland, Inc.
     Jones Communications of Virginia, Inc.
     Jones Telecommunications of Maryland, Inc.
     Jones Telecommunications of Virginia, Inc.
     Jones Communications of Arizona, Inc.
     Jones Communications of Georgia, Inc.

Unrestricted Subsidiaries:

     None.

                                     [NEW]
                       SCHEDULE 5.25 TO CREDIT AGREEMENT

                CHIEF PLACES OF BUSINESS/CHIEF EXECUTIVE OFFICE
                -----------------------------------------------


Jones Cable Holdings, Inc.
9697 East Mineral Avenue
Englewood, Colorado  80112

Jones Communications of Arizona, Inc.
9697 East Mineral Avenue
Englewood, Colorado  80112

     Pima County, Arizona System*
     8251 North Cortaro Road
     Tucson, Arizona  85743-9599

Jones Communications of Colorado, Inc.
9697 East Mineral Avenue
Englewood, Colorado  80112

     Clear Creek County, Colorado System
     2401 Colorado Blvd., Suite E
     P.O. Box 387
     Idaho Springs, Colorado  80452

     Evergreen, Colorado System
     7580 South Pierce Street, Suite 7
     Littleton, Colorado  80123

     Jefferson County, Colorado System
     (includes Arapahoe County, Colorado)
     7580 South Pierce Street, Suite 7
     Littleton, Colorado  80123

Jones Communications of Georgia, Inc.
9697 East Mineral Avenue
Englewood, Colorado  80112

--------------------

* This system is currently owned by the Borrower. The Borrower expects to transfer this system to Jones Communications of Arizona, Inc. during the fourth quarter of 1996.

     North Augusta, South Carolina System**
     401 West Martintown Road
     North Augusta, South Carolina  29841

     Augusta, Georgia System**
     1424 Monte Sano Avenue
     P.O. Box 3576 and 3579
     Augusta, Georgia  30914-3576

     Savannah, Georgia System**
     5515 Abercorn Street
     Savannah, Georgia  31405

Jones Communications of Maryland, Inc.
9697 East Mineral Avenue
Englewood, Colorado  80112

     Charles County, Maryland System
     336 Post Office Road
     Waldorf, Maryland  20602

     Anne Arundel County, Maryland System
     1655 Crofton Lane, Suite 300
     Crofton, Maryland  21114

     Prince George's County, Maryland System
     9315 Largo Drive West
     Largo, Maryland  20774

Jones Communications of Virginia, Inc.
9697 East Mineral Avenue
Englewood, Colorado  80112

     Alexandria, Virginia System
     617-A South Pickett Street
     Alexandria, Virginia  22304

     Dale City, Virginia System
     4391 Dale Boulevard
     Woodbridge, Virginia  22193

____________________

** These systems are currently owned by the Borrower. The Borrower expects to transfer these systems to Jones Communications of Georgia, Inc. during the fourth quarter of 1996.

                                     [NEW]
                       SCHEDULE 5.25 TO CREDIT AGREEMENT

                CHIEF PLACES OF BUSINESS/CHIEF EXECUTIVE OFFICE
                -----------------------------------------------


Jones Cable Holdings, Inc.
9697 East Mineral Avenue
Englewood, Colorado  80112

Jones Communications of Arizona, Inc.
9697 East Mineral Avenue
Englewood, Colorado  80112

     Pima County, Arizona System*
     8251 North Cortaro Road
     Tucson, Arizona  85743-9599

Jones Communications of Colorado, Inc.
9697 East Mineral Avenue
Englewood, Colorado  80112

     Clear Creek County, Colorado System
     2401 Colorado Blvd., Suite E
     P.O. Box 387
     Idaho Springs, Colorado  80452

     Evergreen, Colorado System
     7580 South Pierce Street, Suite 7
     Littleton, Colorado  80123

     Jefferson County, Colorado System
     (includes Arapahoe County, Colorado)
     7580 South Pierce Street, Suite 7
     Littleton, Colorado  80123

Jones Communications of Georgia, Inc.
9697 East Mineral Avenue
Englewood, Colorado  80112

--------------------

* This system is currently owned by the Borrower. The Borrower expects to transfer this system to Jones Communications of Arizona, Inc. during the fourth quarter of 1996.

     Manassas, Virginia System
     9540 Center Street
     Manassas, Virginia  22110

     Reston, Virginia System
     12345-G Sunrise Valley Drive
     Reston, Virginia  22091

Jones Telecommunications of Maryland, Inc.
4601 Forbes Boulevard, Suite 300
Lanham, Maryland  20706

Jones Telecommunications of Virginia, Inc.
4601 Forbes Boulevard, Suite 300
Lanham, Maryland  20706

                                     [NEW]
                      SCHEDULE 6.1(f) TO CREDIT AGREEMENT

                    STOCK OWNERSHIP OF THE BORROWER AND ITS
                            RESTRICTED SUBSIDIARIES
                            -----------------------

--------------------------------------------------------------------------------
                                                  Number of        Ownership of
          Entity             Class of Stock   Outstanding Shares      Shares
------------------------------------------------------------------------------------
Jones Cable Holdings, Inc.   Common Stock            1000          100% owned by
                                                                   Jones
                                                                   Intercable, Inc.
------------------------------------------------------------------------------------
Jones Communications of      Common Stock            1000          100% owned by
 Maryland, Inc.                                                    Jones Cable
                                                                   Holdings, Inc.
------------------------------------------------------------------------------------
Jones Communications of      Common Stock            1000          100% owned by
 Virginia, Inc.                                                    Jones Cable
                                                                   Holdings, Inc.
------------------------------------------------------------------------------------
Jones Communications of      Common Stock            1000          100% owned by
 Colorado, Inc.                                                    Jones Cable
                                                                   Holdings, Inc.
------------------------------------------------------------------------------------
Jones Telecommunications     Common Stock            1000          100% owned by
 of Maryland, Inc.                                                 Jones Cable
                                                                   Holdings, Inc.
------------------------------------------------------------------------------------
Jones Telecommunications     Common Stock            5000          100% owned by
 of Virginia, Inc.                                                 Jones Cable
                                                                   Holdings, Inc.
------------------------------------------------------------------------------------
Jones Communications of      Common Stock            1000          100% owned by
 Arizona, Inc.                                                     Jones Cable
                                                                   Holdings, Inc.
------------------------------------------------------------------------------------
Jones Communications of      Common Stock            1000          100% owned by
 Georgia, Inc.                                                     Jones Cable
                                                                   Holdings, Inc.
------------------------------------------------------------------------------------
